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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   DECEMBER 1, 1999

DATE OF EARLIEST EVENT REPORTED:   DECEMBER 1, 1999


                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                     1-15442                      13-3575653
 (State or other         (Commission File Number)           (I.R.S. Employer
 jurisdiction of                                         Identification Number)
 incorporation or
  organization)
                           10 MELVILLE PARK ROAD
                          MELVILLE, NEW YORK 11747

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (631) 847-3000
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Item 5.   Other Events.
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     On December 1, 1999, the registrant issued the press release filed as
Exhibit 99.1 hereto.


Item 7.   Financial Statements and Exhibits.
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               Exhibit        Description
               -------        -----------


               99.1           Press Release issued December 1, 1999

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated:  December 1, 1999


                               GENERAL SEMICONDUCTOR, INC.


                               By: /s/ Andrew M. Caggia
                                  ---------------------------------------
                                    Andrew M. Caggia
                                    Senior Vice President and
                                    Chief Financial Officer
                                    Signing both in his capacity as
                                    Senior Vice President on behalf of
                                    the Registrant and Chief Financial
                                    Officer of the Registrant

                               EXHIBIT INDEX



               Exhibit        Description
               -------        -----------


               99.1           Press Release issued December 1, 1999